UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2018

Commission File Number of issuing entity:  333-207132-10

Central Index Key Number of issuing entity:  0001693368

CD 2017-CD3 Mortgage Trust
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:  333-207132

Central Index Key Number of depositor:  0001258361

Citigroup Commercial Mortgage Securities Inc.
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001541001

Citigroup Global Markets Realty Corp.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001541294

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Delaware	333-207132-10	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York		10013
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 6.02. Change of Servicer or Trustee.

The Marriott Hilton Head Resort & Spa Mortgage Loan, an asset of the CD 2017-CD3 Mortgage Trust (the “Issuing Entity”), is required to be serviced and administered pursuant to the WFCM 2016-LC25 Pooling and Servicing Agreement.  The WFCM 2016-LC25 Pooling and Servicing Agreement was filed as Exhibit 4.7 to the Current Report on Form 8-K with respect to the Issuing Entity, dated February 14, 2017 and filed with the Securities and Exchange Commission on February 14, 2017, under Commission File No. 333-207132-10.  Pursuant to Section 7.02 of the WFCM 2016-LC25 Pooling and Servicing Agreement, the directing certificateholder under the WFCM 2016-LC25 Pooling and Servicing Agreement removed CWCapital Asset Management LLC as general special servicer under the WFCM 2016-LC25 Pooling and Servicing Agreement, and appointed C-III Asset Management LLC as replacement general special servicer under the WFCM 2016-LC25 Pooling and Servicing Agreement.  The removal of CWCapital Asset Management LLC as general special servicer and appointment of C-III Asset Management LLC as replacement general special servicer under the WFCM 2016-LC25 Pooling and Servicing Agreement is effective as of July 19, 2018.  A copy of the related assumption agreement dated June 19, 2018 by C-III Asset Management LLC is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of February 1, 2017 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, dated February 28, 2017 and filed with the Securities and Exchange Commission on March 6, 2017 under Commission File No. 333-207132-10.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 20.1          Assumption agreement dated June 19, 2018

EXHIBIT INDEX

Exhibit Number                                   Description

Exhibit 20.1                                          Assumption agreement dated June 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
 (Depositor)

/s/ Richard Simpson
Richard Simpson, President

Date: July 25, 2018